Supplement dated October 16, 2020
to the Statement of Additional Information (the “SAI”), dated May 13, 2020, as supplemented, for the following funds:
Fund
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Emerging Markets Bond Fund
Columbia Variable Portfolio – Global Strategic Income Fund
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI for the above referenced funds is hereby superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
VP – Emerging Markets Bond Fund	Adrian Hilton(l)	13 PIVs 18 other accounts	$3.17 billion $4.27 billion	None	Threadneedle	Threadneedle
	Christopher Cooke	2 RICs 1 PIV	$419.04 million $5.66 billion	None
VP – Global Strategic Income Fund	Gene Tannuzzo	8 RICs 1 PIV 65 other accounts	$14.49 billion $84.11 million $1.64 billion	None	Columbia Management	Columbia Management
	Ryan Staszewski	None	None	None	Threadneedle	Threadneedle
	Adrian Hilton(l)	13 PIVs 18 other accounts	$3.17 billion $4.27 billion	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(l)	The portfolio manager began managing the Fund after its last fiscal year end. Reporting information is provided as of September 30, 2020.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-348 A (10/20)